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                                                                   Exhibit 10.16


                          AMENDMENT TO LOAN AGREEMENT

      This Amendment dated as of the 14th day of December, 2005, by and between TWIN BRIDGES (BERMUDA) LTD., a Bermuda Company whose registered office is at Cannon's Court, 22 Victoria Street, Hamilton HM 12, Bermuda ("Borrower") and KEYBANK NATIONAL ASSOCIATION, a national banking association with offices at 4910 Tiedeman Road, OH-01-51-0541, Brooklyn, Ohio 44144 ("Lender") to that certain Amended and Restated Loan Agreement dated October 3, 2005 between Borrower and Lender (the "Agreement").

                             W I T N E S S E T H :

      WHEREAS, pursuant to the Agreement, Lender made available to Borrower a line of credit in the maximum principal amount of $4,500,000.00, the availability of said sum expiring on June 30, 2006, and

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, Borrower and Lender, incorporating the defined terms used in the Agreement, hereby amend the Agreement to read as follows:

      "2.1. CREDIT FACILITY. The Lender hereby agrees to extend a Line of Credit to Borrower, subject to the terms and conditions of this Agreement in the principal amount of $6,500,000.00, which will be used by the Borrower for the following purpose: To support standby Letters of Credit for operations/agreements with New York Marine and General Insurance Company ("NYMAGIC")."

      "2.3." FEE. The Borrower will pay a fee equal to 1.50% per annum of the amount requested for each Standby Letter of Credit, calculated from the time issued until the current expiration date of the Letter.



 Except as hereby amended, the Agreement shall remain in full force and effect.



                      THIS SPACE LEFT INTENTIONALLY BLANK.
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      IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the date first hereinabove set forth.


TWIN BRIDGES (BERMUDA) LTD.               KEYBANK NATIONAL ASSOCIATION



By: /s/ Nicholas M. Frost                 By: /s/ Kenyen Hennessey
    ---------------------------------         ----------------------------------
Name: Nicholas M. Frost                   Name: Kenyen Hennessey
      -------------------------------           --------------------------------
Title: Director                           Title: Vice President
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